UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2011 (February 17, 2011)

UNITED STATES OIL AND GAS CORP
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53971	26-0231090
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11782 Jollyville Road, Suite 211B
Austin, Texas 78759
 (Address of Principal Executive Offices)

(512) 464-1225
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.     Unregistered Sale of Equity Securities.

Between February 17, 2011 and March 3, 2011, United States Oil and Gas Corp (the “Company”) accepted an aggregate of $70,000 in exchange for Convertible Promissory Notes (the “Notes”) to five accredited investors. The Notes allowed for conversion into shares of the Company’s common stock (the “Common Stock”) following a six month holding period. The Notes bear 10% interest, are due December 31, 2015, and are convertible into common stock of the Company at a 20% discount. At the market price,   when purchased, the Notes would convert into 33,846,154 shares of common stock.

On March 1, 2011, the Company entered into a Wrap Around Agreement with Magna Group, LLC (“Magna”) that allowed Magna to convert $120,000 of Company debt held by Magna into shares of the Common Stock at a 40% discount on the average of the average trading prices in each of the five days prior to the day of requested conversion. On March 2, 2011, Magna converted $40,000 of the debt into 27,120,884 shares of the Common Stock. On March 10, 2011, Magna converted $40,000 of the debt into 29,629,629 shares of Common Stock.

The conversions were done from time to time over the dates set forth above but the issuance of Common Stock that required the filing of this Current Report on Form 8-K exceeded 5% of the aggregate shares outstanding on March 10, 2011. The issuance and sale of the Common Stock is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 and Regulation D promulgated under the Securities Act of 1933, as amended.

Item 7.01.     Regulation FD Disclosure

On March 7, 2011, the Company issued a press release announcing the Company’s growth plans for 2011.  A copy of the Company’s press release, dated March 7, 2011, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On March 11, 2011, the Company issued a press release announcing the impact of the rising cost of global oil prices on the Company’s revenues, and clarification to March 7, 2011 press release that the Company intends to list on NYSE Amex not “big board”.  A copy of the Company’s press release, dated March 11, 2011, is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is hereby furnished as part of this Current Report on Form 8-K under Item 1.01 and Item 9.01 of Form 8-K and shall not be deemed filed.

Exhibit No.	Description
99.1	Press release dated March 7, 2011 announcing the Company’s announcing the Company’s growth plans for 2011.
99.2
Press release dated March 11, 2011 announcing the impact of the rising cost of global oil prices on the Company’s revenues, and clarification to previous press release that the Company intends to list on NYSE Amex not “big board”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2011		UNITED STATES OIL AND GAS CORP
	By:	/S/ Alex Tawse
	Name:	Alex Tawse
	Its:	Chief Executive Officer